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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2000



                           PDS FINANCIAL CORPORATION.

             (Exact name of registrant as specified in its charter)

           Minnesota                      0-23928                 41-1605970
 ----------------------------    -----------------------     -------------------
 (State or other jurisdiction    (Commission file number)       (IRS employer
       of incorporation)                                     identification No.)

                   6171 Mc Leod Drive, Las Vegas, Nevada 89120
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (702) 736-0700


                                 Not Applicable

    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         Reference is made to Exhibit 99 filed herewith.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

             Exhibit No.                        Description
         ------------------    -----------------------------------------------
                 99 Press release announcing intent to acquire Four Queens Hotel and Casino

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2000                      PDS FINANCIAL CORPORATION


                                    By: /s/ Peter Cleary
                                        --------------------------------------
                                        Name: Peter Cleary
                                        Title:  Interim Chief Financial Officer


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                                INDEX OF EXHIBITS

Exhibit No.
-----------
   99 Press release announcing intent to acquire Four Queens Hotel and Casino